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                                                                    EXHIBIT 10.1

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                      FILLED 09:01 AM 06/08/1998
                                                             981220223 - 2897577


                             CERTIFICATE OF MERGER

                                      OF

                           ASIAINFO HOLDINGS, INC.,
                              a Texas corporation

                                 with and into

                           ASIAINFO HOLDINGS, INC.,
                            a Delaware corporation



     Pursuant to the provisions of Articles 5.04 of the Texas Business Corporation Act ("TBCA") and Section 252 of the Delaware General Corporation Law ("DGCL"), ASIAINFO HOLDINGS, INC., a Texas corporation ("TEXCORP") and ASIAINFO HOLDINGS, INC., a Delaware corporation ("DELCORP"), hereby certify as follows:

     FIRST: The names of the constituent corporations participating in the merger and the states under the laws which they were respectively organized are as follows:

                      Corporation                  State

                      ASIAINFO HOLDINGS, INC.      Texas
                      ASIAINFO HOLDINGS, INC.      Delaware

     SECOND: An Agreement and Plan of Merger (the "Plan of Merger") has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with TBCA Article 5.03 and DGCL Section 252.

     THIRD: The name of the surviving corporation is "ASIAINFO HOLDINGS, INC.", a Delaware corporation.

     FOURTH: The Certificate of Incorporation of DELCORP shall be the surviving corporation's Certificate of Incorporation.

     FIFTH: The executed Plan of Merger is on file at the principal place of business of the surviving corporation at 5201 Great American Parkway, Suite 226, Santa Clara, California 95054. Pursuant to the Plan of Merger, the surviving corporation will be responsible for, and obligated to pay, all applicable Texas franchise tax and related fees of TEXCORP, if the same are not timely paid.

     SIXTH: A copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any holder of capital stock of either constituent corporation.

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     SEVENTH: The authorized capital stock of TEXCORP is 30,000,000 shares, consisting of 25,000,000 shares of Common Stock, $0.01 and 5,000,000 shares of Preferred Stock, $0.01.

     EIGHTH: The Plan of Merger was duly approved by all the shareholders of TEXCORP by written consent dated the date hereof.

     NINTH: The Plan of Merger was duly approved by the sole stockholder of DELCORP by written consent dated the date hereof

     TENTH: As to TEXCORP, the Plan of Merger and performance of its terms were duly authorized by all action required by the TBCA and TEXCORP's constituent documents.

     ELEVENTH: As to DELCORP, approval of the Plan of Merger was duly authorized by all action required under the DGCL and DELCORP's constituent documents.

     TWELFTH: The effective date of the merger contemplated by the Plan of Merger and this Certificate and Articles of Merger is June 8, 1998.

     Dated:  June 8, 1998.

                              TEXCORP:

                              ASIAINFO HOLDINGS, INC.,
                              a Texas corporation


                              By:   /s/ Edward S. Tian
                                    ------------------------------
                                    EDWARD S. TIAN, President


                              DELCORP:

                              ASIAINFO HOLDINGS, INC.,
                              a Delaware corporation


                              By:   /s/ Edward S. Tian
                                    ------------------------------
                                    EDWARD S. TIAN, President